UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2026

Brookfield Asset Management Ltd.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-41563	98-1702516
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employee Identification No.)

Brookfield Place

250 Vesey Street, 15th Floor

New York, NY 10281-0221

 (Address of Principal Executive Offices)

(212) 417-7000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Limited Voting Shares	BAM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On February 4, 2026, Brookfield Asset Management Ltd. (the “Company”) issued a press release, a copy of which is attached hereto as Exhibit 99.1. The Company does not intend for this Item 2.02 or Exhibit 99.1 to be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or to be incorporated by reference into filings under the Securities Act of 1933, as amended.

Item 5.02               Election of Directors; Appointment of Certain Officers; Departure of Directors or Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Executive Officer

On February 3, 2026, Connor Teskey was appointed by the Board of Directors (the “Board”) of the Company to serve as the Company’s Chief Executive Officer, effective February 3, 2026.

Mr. Flatt will continue in his role as Chair of the Board of the Company, in addition to his role as Chief Executive Officer of Brookfield Corporation.

Mr. Teskey, age 38, has been the President of the Company since 2022 and is also the head of Brookfield’s Renewable Power and Transition business and Chief Executive Officer of Brookfield Renewable Partners, positions he has held since 2020. In these roles, he is responsible for investments, operations and the expansion of the Renewable Power and Transition business. Mr. Teskey joined Brookfield in 2012 and has held a variety of investment and management roles. Prior to Brookfield, he worked in corporate debt origination at a Canadian bank. Mr. Teskey holds a Bachelor of Business Administration degree from the University of Western Ontario.

As part of this transition, on February 3, 2026, (i) Bruce Flatt resigned as the Chief Executive Officer of the Company and (ii) Connor Teskey’s title was changed to Chief Executive Officer from President of the Company, each effective February 3, 2026.

Board of Directors

In connection with the Company’s announcement on February 4, 2026, the Board of the Company appointed Bruce Karsh as a director of the Company, effective February 3, 2026. Mr. Karsh succeeds William Powell, who resigned as a director of the Company as of the same date.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated February 4, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2026

Brookfield Asset Management Ltd.

By:	/s/ Kathy Sarpash
Name:	Kathy Sarpash
Title:	Managing Director, Legal & Regulatory and Corporate Secretary